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                                  AMENDMENT #1

                                       TO

                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT #1 TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of August 13, 2001 (the "Effective Date") by and between QUIDEL CORPORATION, a Delaware corporation (the "Company"), and S. WAYNE KAY, an individual ("Kay").

                                   BACKGROUND

         The Company and Kay previously entered into that certain Employment Agreement dated as of January 1, 2001 (the "Employment Agreement"). The purpose and intent of this Amendment is to amend certain terms of the Employment Agreement, effective as of the Effective Date hereof, in the context Kay's promotion to the position of Chief Executive Officer.

                                    AGREEMENT

         1. EMPLOYMENT. Section 1 of the Employment Agreement is hereby deleted and replaced with the following:

                  "THE COMPANY HEREBY ENGAGES AND EMPLOYS KAY AS ITS PRESIDENT AND CHIEF EXECUTIVE OFFICER AND KAY ACCEPTS SUCH EMPLOYMENT UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN."

         2.       DUTIES AND RESPONSIBILITIES. The first eight (8) sentences of
Section 2 of the Employment Agreement are hereby deleted (with the balance of such Section 2 not being deleted but remaining in full force and effect and unamended, except as otherwise modified hereinbelow) and replaced with the following:

                  "KAY WILL REPORT DIRECTLY TO THE BOARD OF DIRECTORS AND SHALL PERFORM SUCH DUTIES AND FUNCTIONS AS ARE CONSISTENT WITH HIS ROLE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER. AS LONG AS KAY REMAINS THE CHIEF EXECUTIVE OFFICER, KAY WILL BE NOMINATED FOR ELECTION TO SERVE ON THE BOARD OF DIRECTORS OF THE COMPANY. KAY AGREES THAT, DURING THE COURSE OF HIS EMPLOYMENT WITH THE COMPANY, HE WILL DEVOTE SUBSTANTIALLY ALL OF HIS BUSINESS TIME, ATTENTION AND EFFORTS TO THE PERFORMANCE OF HIS DUTIES AND OBLIGATIONS HEREUNDER."

In addition, the reference to "the Chief Executive Officer" in the (old) ninth sentence of Section 2 (now the fourth sentence of Section 2, as amended) of the Employment Agreement is hereby deleted and replaced with "THE COMPANY'S BOARD OF DIRECTORS."

         3.       COMPENSATION. (a)   SALARY. The first two sentences of Section
                  3(a) of the Employment Agreement are hereby deleted and are replaced with the following:


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                  "COMMENCING THE EFFECTIVE DATE, THE COMPANY AGREES TO PAY KAY
                  A SALARY (THE "BASE SALARY") EQUAL TO THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($375,000) PER YEAR, PAYABLE IN THE COMPANY'S NORMAL PAYROLL CYCLE, LESS ALL AMOUNTS REQUIRED BY LAW TO BE WITHHELD OR DEDUCTED."

                  (b) STOCK OPTIONS. As contemplated by and in accordance with Section 3(b) of the Employment Agreement, the Company has, as of the Effective Date, granted Kay Nonqualified Stock Options to purchase up to an additional 125,000 shares of the Common Stock of the Company under substantially the same terms as the Stock Option Agreement executed concurrently with the Employment Agreement and otherwise in accordance with the Company's 2001 Equity Incentive Plan. The terms and conditions of this option grant are set forth in a separate Stock Option Agreement dated as of the date hereof.

         4. NOTICES. Section 12 of the Employment Agreement is revised to provide that notices to Kay shall be sent to the following address:

                  S. WAYNE KAY
                  4034 LAGO DE GRATA CIRCLE
                  SAN DIEGO, CALIFORNIA  92130

         5. NO OTHER CHANGES. Except as otherwise set forth herein, the existing terms and provisions of the Employment Agreement and Option Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the Effective Date.

QUIDEL CORPORATION                              S. WAYNE KAY

By:     Julie A. DeMeules                       By: /s/ S. Wayne Kay
    ------------------------------------           -----------------------------
Title:  Vice President, Human Resources                    S. Wayne Kay
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